                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           Panhandle Royalty Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

NOTICE OF ANNUAL SHAREHOLDERS MEETING
TO BE HELD FEBRUARY 23, 2001


         Notice is hereby given that the annual meeting of the shareholders of Panhandle Royalty Company (the "Company") will be held at the Waterford Marriott, 6300 Waterford Boulevard (63rd and North Pennsylvania), Oklahoma City, Oklahoma, on February 23, 2001, at 9:00 A.M., for the following purposes:

         1.       To elect two directors;

         2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company;

         3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on January 17, 2001, shall be entitled to vote at the meeting.

         IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE PREPAID ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.

         YOUR VOTE IS IMPORTANT.
         PLEASE VOTE!


                                    By Order of the Board of Directors




                                     /s/ MICHAEL C. COFFMAN
                                    ----------------------------------
                                    Michael C. Coffman, Secretary



Oklahoma City, Oklahoma
January 23, 2001

PANHANDLE ROYALTY COMPANY
GRAND CENTRE, SUITE 210
5400 N. GRAND BOULEVARD
OKLAHOMA CITY, OK  73112-5688

JANUARY 23, 2001

PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of Panhandle Royalty Company (the "Company") for use at the annual meeting of shareholders (the "meeting") to be held Friday, February 23, 2001, and at any adjournment(s) thereof.

         When the proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon. If no direction is indicated, it is the intention of the persons named on the enclosed proxy to vote the proxy for the nominees for director set forth thereon, and for the ratification of the selection of Ernst & Young LLP, as independent auditors for the Company. Should other matters come before the meeting, the proxy will be voted as the Board of Directors of the Company may, in its discretion, determine.

         If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is exercised, by signing and sending to the Company a later dated proxy or a written revocation, or by attending the meeting and voting in person.

         The mailing address of the Company is Grand Centre, Suite 210, 5400 N. Grand Blvd., Oklahoma City, OK 73112. It is anticipated that the proxies and proxy statements will be mailed to shareholders on or about January 23, 2001.

         The cost of the solicitation will be borne by the Company. It is not contemplated that the solicitation will be other than by mail.

VOTING SECURITIES

         The certificate of incorporation of the Company provide for one vote for each share of class A common stock owned by the shareholder. At the meeting, unless specifically provided otherwise by the Oklahoma General Corporation Act, each holder of class A common stock shall be entitled to cast one vote per share of stock owned. Votes may be cast by shareholders either in person or by proxy. The owner of class B common stock has no voting rights.

         All holders of class A common stock of record at the close of business on January 17, 2001, shall be eligible to vote. As of January 17, 2001, there were 2,060,132 shares of the Company's class A common stock of record, held by approximately 2,600 shareholders.

         The holders of a majority of shares of class A common stock issued and outstanding must be present at the meeting, in person or by proxy, to constitute a quorum.

         A proxy is enclosed for your signature. Please return it immediately, dated and signed exactly as the stock appears in your name. If stock is held in joint tenancy, both joint tenants should sign the proxy card. Proxies for stock held by a corporation should be signed in the full corporate name, by the president or other authorized officer. In the event the record owner of stock is deceased, the personal representative, executor or administrator should sign the proxy and a certified copy of the letters of appointment should be attached to the proxy.

         The Company knows of no arrangement, the operation of which would result in a change in control of the Company at any future date.



                                      (1)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of November 30, 2000, the following person or "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, was known to Panhandle to be the only beneficial owner of more than five percent of the outstanding shares of Panhandle's class A common stock.

                                        AMOUNT AND NATURE OF                 PERCENT OF
    NAME                                BENEFICIAL OWNERSHIP                   CLASS
----------------------              -----------------------------            ----------
Robert Robotti                      103,104 shares, shared voting              5.0%
c/o  Robotti & Company              and investment powers
Incorporated,
52 Vanderbilt Avenue,
New York, NY 10017

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of January 17, 2001, the number of shares of the Company's class A common stock beneficially owned by each director and nominee for director of the Company, and by all directors and officers of the Company as a group, the nature of the beneficial ownership of such shares, and the percent of the outstanding shares of such stock represented by the number of shares owned by such person or group:

                             AMOUNT AND NATURE OF              PERCENT OF
DIRECTOR OR GROUP            BENEFICIAL OWNERSHIP                CLASS
-----------------         ----------------------------         ----------
Michael A. Cawley         300 shares, sole voting                    *
                          and investment powers

Sam J. Cerny (1)          300 shares, sole voting                    *
                          and investment powers

E. Chris Kauffman         9,300 shares, shared voting                *
                          and investment powers

H W Peace II              29,267 shares, shared voting             1.3%
                          and investment powers

Ray H. Potts              1,480 shares, shared voting                *
                          and investment powers

Robert A. Reece           16,044 shares, sole voting                 *
                          and investment powers

Jerry L. Smith            21,072 shares, sole voting               1.0%
                          and investment powers

All directors and         38,567 shares, shared voting             1.9%
officers as a             and investment powers
group (9 persons)
                          78,286 shares, sole voting               3.8%
                          and investment powers

                          116,853 shares, total                    5.7%

* Less than 1% owned



                                      (2)

(1) The sale of 500 shares on June 27, 2000 and 4,300 shares on June 29, 2000 of Panhandle Royalty Company class A common stock, were not reported to the Securities and Exchange Commission by Mr. Cerny on Form 4, until August 8, 2000.


PROPOSAL NUMBER ONE:  ELECTION OF DIRECTORS

         The following persons are the present directors of the Company:

                               POSITIONS AND OFFICES           SERVED AS
                               PRESENTLY HELD WITH             DIRECTOR            PRESENT
NAME                 AGE       THE COMPANY                     SINCE              TERM ENDS
----                 ---       ---------------------           ---------          ---------
Michael A. Cawley    53        Director                          1991             Feb. 2001

Sam J. Cerny         68        Director                          1993             Feb. 2003

E. Chris Kauffman    60        Director                          1991             Feb. 2003

H W Peace II         65        Director, Chief                   1991             Feb. 2002
                               Executive Officer and
                               President

Ray H. Potts         68        Director                          1997             Feb. 2001

Robert A. Reece      56        Director                          1986             Feb. 2002

Jerry L. Smith       60        Director, Chairman of             1987             Feb. 2002
                               the Board

All those named above also hold office in the Company's inactive subsidiary, PHC, Inc.

         There are two vacancies for three year terms beginning February 2001. Nominees for the vacancies are Michael A. Cawley and Ray H. Potts. The Board of Directors of the Company has no reason to believe that either of the nominees will be unable to serve as director. However, if either nominee should be unable, for any reason, to accept nomination or election, it is the intention of the persons named in the enclosed proxy to vote those proxies for the election of such other person, or persons, as the Board of Directors of the Company may, in its discretion, determine.


               THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS ELECT

                       MICHAEL A. CAWLEY AND RAY H. POTTS



                                      (3)

         The following is a list of the current executive officers of the Company, all of whom hold office at the discretion of the Board of Directors. Any officer may be removed from office, with or without cause, at any time by the Board of Directors.

                                    POSITIONS AND OFFICES
                                    PRESENTLY HELD WITH             OFFICER
NAME                     AGE        THE COMPANY                      SINCE
------------------       ---        -------------------------       -------
Jerry L. Smith           60         Chairman of the Board             1997

H W Peace II             65         Director, Chief Executive         1991
                                    Officer and President

Michael C. Coffman       47         Vice_President, Chief             1990
                                    Financial Officer,
                                    Secretary and Treasurer

Wanda C. Tucker          64         Vice_President of Land            1990


         All those named above also hold office in the Company's inactive subsidiary, PHC, Inc.

INFORMATION REGARDING NOMINEES, DIRECTORS AND OFFICERS

Michael A. Cawley is an attorney and is the president and chief executive officer of the Samuel Roberts Noble Foundation, Inc. He has been employed by the Noble Foundation for the last eight years. Prior to joining the Noble Foundation, he was engaged in the practice of law in Ardmore, Oklahoma, with the firm of Thompson & Cawley. He is also a director of Noble Drilling Corporation and Noble Affiliates, Inc.

Ray H. Potts holds a master's degree in geology from the University of Missouri. He was employed for six years as an exploration geologist for the Pure Oil Company and in 1967 formed Potts-Stephenson Exploration Company, later changed to PSEC, Inc. In 1997 PSEC, Inc. was sold to ONEOK Resources Company. Mr. Potts is currently active in the oil and gas industry and has been involved in several national and state trade associations, geological societies and numerous civic activities.

Sam J. Cerny is a geological engineer and has been employed by Shell Oil Company, Cleary Petroleum Corporation and it's successor company, Grace Petroleum Corporation, where he served as President/CEO from 1976 to 1991. He is a past president of the Oklahoma Independent Petroleum Association and for the last five years has been active as a petroleum management consultant.

E. Chris Kauffman is a vice_president of Campbell_Kauffman, Inc., an independent insurance agency in Oklahoma City. He had been involved with the Agency since it was formed in 1981. He is chairman of the Central Oklahoma Transportation & Parking Authority Trust.

H W Peace II holds bachelors and masters degrees in geology. For thirty-seven years he has been employed as a geologist, in management or as an officer and/or director with companies in the petroleum industry. He has been employed by Union Oil Company of California, Cotton Petroleum, and Hadson Petroleum Corporation. He has been president of the Company since 1991.

Robert A. Reece is an attorney, and for more than five years, has been of counsel with the firm of Crowe & Dunlevy. He is active in the management of his family's investments. He is also a director of National Bank of Commerce.



                                      (4)

Jerry L. Smith for the last ten years has been the owner of Smith Capital Corporation in Dallas. This corporation is a private investment firm focusing on commercial real estate and securities. Mr. Smith also a past Treasurer and Director of the Association of Graduates of the United States Air Force Academy.

Michael C. Coffman is a certified public accountant. Since 1975, he has worked in public accounting and as a financial officer of three publicly owned companies involved in the oil and gas industry. He has been an officer of the Company since 1990.

Wanda C. Tucker has been a full_time employee of the Company since 1978 and has served in various positions with the Company and has held the position of Vice President of Land for the past ten years.

         None of the organizations described in the business experiences of the Company directors and officers are parents, subsidiaries, or affiliates of Panhandle Royalty Company.

         The Board of Directors has three committees. A compensation committee composed of three directors, Michael A. Cawley, E. Chris Kauffman and H W Peace II, met one time during 2000. The committee reviews officer performance, and recommends compensation amounts for officers and directors. The retirement committee composed of E. Chris Kauffman, Robert A. Reece, Ray H. Potts and Michael C. Coffman, Vice President, oversee the administration of the Company's Employee Stock Ownership Plan. This committee met once during the year. The Company has an audit committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of The Audit Committee", included in this proxy statement.

         During the fiscal year ended September 30, 2000, the Board of Directors held seven meetings. At each meeting a quorum of directors were present.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the remuneration received by the Company's executive officers for services, in all capacities, to the Company and its subsidiary during the fiscal year ended September 30, 2000.

SUMMARY COMPENSATION TABLE

NAME AND                                                        ALL
PRINCIPAL                                                      OTHER
POSITION           YEAR        SALARY          BONUS        COMPENSATION
------------       ----       --------       --------       ------------
H W Peace II       2000       $128,000       $ 18,100       $ 21,915 (1)
President &        1999       $125,000       $ 13,100       $ 20,715 (1)
Chief Exec         1998       $122,750       $ 25,600       $ 22,215 (1)
officer

(1) Represents value of 1,565 shares for 2000; 2,717 shares for 1999; and 2,538 shares for 1998, of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Peace's behalf. The ESOP is a defined contribution plan, non_voluntary and non_contributory and serves as the retirement plan for the Company's employees. Contributions are at the discretion of the Board of Directors and, to date, all contributions have been made in shares of Company stock. Contributions are allocated to all participants in proportion to their salaries for the plan year and 100% vesting occurs after three years of service.



                                      (5)

         Outside directors are paid $1,000, plus travel expenses, for attending each meeting of the Board of Directors and $200 for each committee meeting of the Board. Any director who must travel in excess of 50 miles to attend a meeting receives an additional $100 for each meeting. Outside directors can elect to be included in the Panhandle Royalty Company Deferred Compensation Plan For Non_Employee Directors (the "Plan"). The Plan provides that each eligible director can individually elect to receive shares of Company stock rather than cash for Board meeting fees and Board committee meeting fees. These unissued shares are credited to each directors deferred fee account at the fair market value of the shares on the date of the meeting. Upon retirement, termination or death of the director, or upon a change in control of the Company, the shares accrued under the Plan will be either issued to the director or may be converted to cash, at the directors' discretion, at the fair market value of the shares on the conversion date, as defined. All directors are participating in the Plan.

         In addition to the above, Jerry L. Smith, Chairman of the Board of Directors, who is not an employee of the Company, is entitled to receive a $100 per hour fee for time spent, other than Board or committee meetings, on Company business. During fiscal 2000 and 1999, no payments were made to Mr. Smith, under this arrangement.

REPORT OF THE AUDIT COMMITTEE

         The Audit committee is composed of three independent directors. The committee and the Board of Directors, in fiscal 2000, adopted a written charter (attached hereto as Appendix A). One meeting of the committee was held during the fiscal year. The Audit committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements, to be included in the Annual Report on Form 10-KSB for the year ended September 30, 2000, with management including a discussion of the quality, not just the acceptability, of the accounting principals, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principals, their judgements as to the quality, not just the acceptability, of the Company's accounting principals and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

         The committee discussed with the Company's independent auditors the overall scope and plan of the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2000 for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

ROBERT A. REECE  -  AUDIT COMMITTEE CHAIRMAN
SAM J. CERNY  -  AUDIT COMMITTEE MEMBER
JERRY L. SMITH  -  AUDIT COMMITTEE MEMBER



                                      (6)

PROPOSAL NUMBER TWO:  SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected the certified public accounting firm of Ernst & Young LLP as independent auditors to be employed by the Company, subject to ratification by the shareholders of the Company at the meeting. Ernst & Young LLP served as independent auditors for the Company during the Company's last fiscal period. A vote of the majority of the shareholders present at the meeting, in person or by proxy, is required for approval of this proposal.

         A representative of Ernst & Young LLP is expected to be present at the meeting to respond to appropriate questions, and will have an opportunity to make a statement if so desired.

                  THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS
                    RATIFY THE SELECTION OF ERNST & YOUNG LLP
                             AS INDEPENDENT AUDITORS


ANNUAL FINANCIAL REPORT

         Copies of the annual report to shareholders for the fiscal year ended September 30, 2000 are being mailed simultaneously with this proxy statement.

OTHER MATTERS

         The Board of Directors of the Company is aware of no other matters which may come before the annual meeting. If any such matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy as the Board of Directors may, in its discretion, determine.

FUTURE PROPOSALS

         If a shareholder wishes to submit a proposal for presentation at the 2002 annual meeting of shareholders, such proposal must be received at the Company's principal office on or before September 25, 2001, if it is to be included in the Company's Proxy Statement for that meeting.

FORM 10-KSB

         A copy of the annual report to the Securities and Exchange Commission on Form 10-KSB is available, free of charge, upon request made to:

                                    Michael C. Coffman, Secretary
                                    Panhandle Royalty Company
                                    5400 N. Grand Blvd. - Suite #210
                                    Oklahoma City, OK  73112-5688


                                    By Order of the Board of Directors


                                     /s/ MICHAEL C. COFFMAN
                                    ----------------------------------
                                    Michael C. Coffman, Secretary

January 23, 2001


                                      (7)

                                                        APPENDIX -  A   (1 of 2)

PANHANDLE ROYALTY COMPANY

AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be elected by the board of directors and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee), and at least one member shall have accounting or related financial management expertise.


STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the accounting systems and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

                                                        APPENDIX -  A   (2 of 2)

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.


o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to recommend to the Board the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and the effectiveness of the accounting and financial controls, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examination.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including management and the independent auditors judgment about the quality, not just acceptability, of accounting principals, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                      PROXY
                            Panhandle Royalty Company
                 Grand Centre, Suite 210, 5400 North Grand Blvd.
                          Oklahoma City, Ok 73112-5688

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Diane M. Coleman, Dorretta K. Moore, Wanda C. Tucker, or any of them, as proxies each with full power of substitution, to represent and vote all of the shares of Class A Common Stock of Panhandle Royalty Company held of record by the undersigned on January 17, 2001, at the annual meeting of stockholders to be held on February 23, 2001, or any adjournment thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon, in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING ITEMS:

  1.     ELECTION OF DIRECTORS  (Two vacancies, each for a 3-year term)

         Michael A. Cawley     [ ] FOR      [ ]  WITHHOLD AUTHORITY TO VOTE FOR
         Ray H. Potts          [ ] FOR      [ ]  WITHHOLD AUTHORITY TO VOTE FOR

  2. PROPOSAL TO RATIFY SELECTION OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY

           [ ] FOR        [ ] AGAINST      [ ]  WITHHOLD AUTHORITY TO VOTE FOR


                         (PLEASE SIGN ON REVERSE SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW


                                          DATED:                         , 2001
                                                -------------------------


                                          -------------------------------------
                                          SIGNATURE


                                          -------------------------------------
                                          SIGNATURE, IF HELD JOINTLY

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.